Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Bridger Aerospace Group Holdings, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement (this “Agreement”) as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: February 9, 2024

BTO GRANNUS HOLDINGS IV – NQ LLC

By: Blackstone Tactical Opportunities Advisors L.L.C., its investment manager

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

GRANNUS HOLDINGS MANAGER – NQ LLC

/s/ Christopher J. James
Name: Christopher J. James
Title: Manager

BLACKSTONE TACTICAL OPPORTUNITIES ADVISORS L.L.C.

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE INTERMEDIARY HOLDCO L.L.C.

By: Blackstone Securities Partners L.P., its sole member

By: Blackstone Advisory Services L.L.C., its general partner

By: Blackstone Holdings I L.P., its sole member

By: Blackstone Holdings I/II GP L.L.C., its general partner

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE SECURITIES PARTNERS L.P.

By: Blackstone Advisory Services L.L.C., its general partner

By: Blackstone Holdings I L.P., its sole member

By: Blackstone Holdings I/II GP L.L.C., its general partner

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE ADVISORY SERVICES L.L.C.

By: Blackstone Holdings I L.P., its sole member

By: Blackstone Holdings I/II GP L.L.C., its general partner

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.

By: Blackstone Tactical Opportunities Associates III – NQ L.P., general partner

By: BTO DE GP – NQ L.L.C., its general partner

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES III – NQ L.P.

By: BTO DE GP – NQ L.L.C., its general partner

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BTO DE GP – NQ L.L.C.

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP III – NQ – ESC L.P.

By: BTO – NQ Side-by-Side GP L.L.C., its general partner

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BTO – NQ SIDE-BY-SIDE GP L.L.C.

/s/ Christopher J. James
Name: Christopher J. James
Title: Chief Operating Officer

BLACKSTONE HOLDINGS I L.P.

By: Blackstone Holdings I/II GP L.L.C., its general partner

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS II L.P.

By: Blackstone Holdings I/II GP L.L.C., its general partner

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C.

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE INC.

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman